UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2026
RHYTHM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
222 Berkeley Street
12th Floor
Boston, MA 02116
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (857) 264-4280
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On March 19, 2026, Rhythm Pharmaceuticals, Inc. (“Rhythm”) issued a press release and published a presentation announcing that the U.S. Food and Drug Administration (FDA) has approved an expanded indication for IMCIVREE® (setmelanotide) to treat patients living with acquired hypothalamic obesity (HO), which is summarized under Item 8.01 below. The presentation is available in the “Events and Presentations” portion of the Company’s website at ir.rhythmtx.com. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 8.01. Other Events.
On March 19, 2026, Rhythm announced that the U.S. Food and Drug Administration (FDA) has approved an expanded indication for IMCIVREE® (setmelanotide) to treat patients living with acquired hypothalamic obesity (HO). With this expansion, IMCIVREE is indicated to reduce excess body weight and maintain reduction long term in adults and pediatric patients aged 4 years and older with acquired HO.
The approval is supported by the positive pivotal Phase 3 TRANSCEND trial of setmelanotide in 142 patients with acquired HO. The global study met its primary endpoint, with a statistically significant -18.4% placebo-adjusted reduction in body mass index (BMI). For the primary endpoint of mean BMI change from baseline, study participants on setmelanotide therapy (n=94) achieved a -15.8% reduction compared with a +2.6% increase among patients on placebo (n=48) at 52 weeks (p<0.0001). Setmelanotide was generally well tolerated in the Phase 3 trial. The most common treatment-emergent adverse events (affecting >20% of participants) were skin hyperpigmentation, nausea, vomiting and headache.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits 99.1 and 99.2 shall be deemed to be furnished and not filed.

Exhibit No.	Description
99.1	Press release dated March 19, 2026
99.2	Presentation dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: March 20, 2026	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer